SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 1, 2008

South Dakota Soybean Processors, LLC

(Exact name of Registrant as specified in its charter)

South Dakota	000-50253	46-042968
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Caspian Ave. PO Box 500 Volga, South Dakota		57071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 647-9240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On November 1, 2008, Gordon, Hughes & Banks, LLP resigned as South Dakota Soybean Processors, LLC’s (the “Company”) independent public accountant. Gordon, Hughes & Banks recently entered into an agreement with Eide Bailly LLP, Certified Public Accountants, pursuant to which Eide Bailly acquired the operations of Gordon Hughes & Banks and certain of the professional staff and shareholders of Gordon Hughes & Banks joined Eide Bailly either as employees or partners of Eide Bailly.

The report of Gordon, Hughes & Banks regarding the Company’s financial statements for the fiscal years ended December 31, 2007 and December 31, 2006 did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2007 and December 31, 2006, and during the period from the end of the most recently completed fiscal year through November 1, 2008, the date of resignation, there were no disagreements with Gordon, Hughes & Banks on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gordon, Hughes & Banks, would have caused it to make reference to such disagreements in its reports. The Finance/Audit Committee of the Company approved the resignation of Gordon, Hughes & Banks.

The Company requested that Gordon, Hughes & Banks furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated November 1, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Concurrent with the resignation of Gordon, Hughes & Banks, the Company, through and with the approval of its Finance/Audit committee, engaged Eide Bailly as its independent registered public accounting firm. Prior to engaging Eide Bailly, the Company did not consult with Eide Bailly regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered with respect to the Company’s financial statements, and Eide Bailly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit 16.1 - Letter from Gordon, Hughes & Banks, LLP to the Securities and Exchange Commission, dated November 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

Dated: November 3, 2008	/s/ Rodney Christianson
Rodney Christianson, Chief Executive Officer